                                                                    EXHIBIT 99.2

                            PORTLAND BREWING COMPANY

                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "AGREEMENT") is made and entered into as of January 26, 2004, by and between Pyramid Breweries Inc., a Washington corporation ("PYRAMID"), and the MacTarnahan Portland Brewing Company Voting Trust (the "SHAREHOLDER").

                                    RECITALS

         A. Pyramid, PBC Acquisition, LLC, a Delaware limited liability company ("ACQUISITION SUBSIDIARY"), and PBC have entered into an Asset Purchase Agreement (as such agreement may hereafter be amended from time to time in conformity with the provisions thereof (the "ASSET PURCHASE AGREEMENT"), which provides for the sale of the Assets to Acquisition Subsidiary (the "SALE").

         B. As a result of a Voting Agreement dated as of July 27, 2001, Shareholder is a beneficial owner (as such term is defined under Rule 13(d)(3) promulgated under the Securities Exchange Act of 1934, as amended) of such number of shares of PBC's Series A Preferred Stock, par value $52.00 per share (the "SERIES A STOCK"), and PBC's common stock, no par value per share (the "COMMON STOCK"), as set forth on EXHIBIT A.

         C. As an inducement and a condition to entering into the Asset Purchase Agreement, Pyramid has requested that Shareholder agree, and Shareholder has agreed (in the Shareholder's capacity as such), to enter into this Agreement in order to facilitate the consummation of the Sale.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

         1.       Definitions.

                  (a) For the purposes of this Agreement, capitalized terms that are used but not defined herein shall have the respective meanings ascribed thereto in the Asset Purchase Agreement.

                  (b)      "EXPIRATION DATE" shall mean the earlier to occur of
(i) such date and time as the Asset Purchase Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Sale shall become effective in accordance with the terms and conditions set forth in the Asset Purchase Agreement.

                  (c) "PERSON" shall mean any individual, any corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental authority.

                  (d) "SHARES" shall mean: (i) all securities of PBC (including all shares of Series A Stock, Common Stock and all options, warrants and other rights to acquire shares of Common Stock ("PBC OPTIONS") beneficially owned by Shareholder as of the date of this Agreement, and (ii) all additional securities of PBC (including all additional options, warrants and other rights to acquire shares of Common Stock) of which Shareholder acquires beneficial ownership during the period commencing with the execution and delivery of this Agreement until the Expiration Date.

                  (e) A Person shall be deemed to have effected a "TRANSFER" of a security if such Person directly or indirectly (i) offers for sale, sells, assigns, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such security or any interest therein, or
(ii) enters into an agreement, commitment or other arrangement providing for the sale of, assignment of, pledge of, encumbrance of, granting of an option with respect to, transfer of or disposition of such security or any interest therein.

         2. Restriction on Transfer, Proxies and Non-Interference; Stop Transfer. Except as expressly contemplated by this Agreement, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, the Shareholder shall not, directly or indirectly, (i) cause or permit the Transfer of any of the Shares to be effected, or discuss, negotiate or make any offer regarding any Transfer of any of the Shares, (ii) grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into a voting agreement or other similar commitment or arrangement with respect to any of the Shares in contravention of the obligations of Shareholder under this Agreement, (iii) request that PBC register the Transfer of any certificate or uncertificated interest representing any of the Shares, or (iv) take any action that would make any representation or warranty of Shareholder contained herein untrue or incorrect, or have the effect of preventing or disabling Shareholder from performing any of Shareholder's respective obligations under this Agreement, other than to a signatory under this Voting Agreement in the case of
(i), (ii) or (iii). Shareholder hereby agrees that, in order to ensure compliance with the restrictions referred to herein, PBC may issue appropriate "stop transfer" instructions to its transfer agent in respect of the Shares.

         3. Voting Agreement. At any meeting of PBC's shareholders called with respect to the following, however called, and at every adjournment or postponement thereof, Shareholder shall appear at such meeting, in person or by proxy, or otherwise cause all of the Shares to be counted as present thereat for purposes of establishing a quorum thereat, and Shareholder shall vote, or cause to be voted (and on every action or approval by written consent of Shareholder with respect to the following, act, or cause to be acted, by written consent) with respect to all of the Shares that Shareholder are entitled to vote or as to which Shareholder have the right to direct the voting, as of the relevant record date:

                  (a) in favor of the approval and adoption of the Asset Purchase Agreement and approval of the Sale;

                  (b) against the approval of any proposal that would result in a breach by PBC of the Asset Purchase Agreement; and

                  (c) against any proposal made in opposition to, or in competition with, consummation of the Sale and the other transactions contemplated by the Asset Purchase Agreement.

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         4.       Irrevocable Proxy. Concurrently with the execution of this
Agreement, Shareholder shall deliver to Pyramid an irrevocable proxy in the form attached hereto as EXHIBIT B (the "PROXY"), which shall be irrevocable to the fullest extent permitted by applicable law, with respect to the Shares.

         5. Representations and Warranties. Shareholder hereby represents and warrants to Pyramid and Acquisition Subsidiary as follows:

                  (a) Ownership of Shares. Shareholder is a beneficial owner (as such term is defined under Rule 13(d)(3) promulgated under the Securities Exchange Act of 1934, as amended, except that such term shall include Shares that may be acquired more than sixty (60) days from the date hereof) of all of the Shares. Shareholder has sole and/or shared voting power and the sole and/or shared power of disposition with respect to the Shares.

                  (b) Power; Binding Agreement. Shareholder has the legal capacity, power and authority to enter into and perform all of Shareholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Shareholder will not violate any agreement or court order to which Shareholder is a party or is subject, including, without limitation, any voting agreement or voting trust. This Agreement has been duly and validly executed and delivered by Shareholder and constitutes a valid and binding agreement of Shareholder, enforceable against shareholders in accordance with its terms.

                  (c) No Consents. To its knowledge, the execution and delivery of this Agreement by Shareholder does not, and the performance by Shareholder of its obligations hereunder will not, require Shareholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Body.

         6. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Pyramid or Acquisition Subsidiary any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to Shareholder and the other shareholders.

         7. Shareholder Notification of Acquisition of Additional Shares. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, Shareholder shall promptly notify Pyramid of the number of any additional shares of Series A Stock, Common Stock and the number and type of any other voting securities of PBC acquired by Shareholder, if any, after the date hereof.

         8. PBC Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, PBC shall not register the Transfer (by book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares unless such Transfer is made pursuant to and in compliance with the terms and conditions of this Agreement. PBC shall instruct its transfer agent for Series A Stock and Common Stock (the "TRANSFER AGENT") not to Transfer, at any time commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, any certificate or uncertificated interest

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representing any of the Shares unless and until the Transfer Agent has received
Pyramid's consent to effect any such Transfer.

         9. Termination. This Agreement shall terminate immediately and automatically, without any action on the part of any party hereto, as of the Expiration Date.

         10. Directors and Officers. Notwithstanding anything in this Agreement to the contrary, if a Shareholder is a director or officer of PBC, nothing contained in this Agreement shall prohibit such director or officer from acting in his/her capacity as such or from taking such action as a director or officer of PBC that may be required on the part of such person as a director or officer of PBC, including acting in compliance with the Asset Purchase Agreement.

         11.      Miscellaneous.

                  (a) Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Asset Purchase Agreement and any other agreements referred to in the Asset Purchase Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  (b) Certain Events. This Agreement and the obligations hereunder shall attach to all of the Shares and shall be binding upon any person to whom legal or beneficial ownership of any of the Shares shall pass, whether by operation of law or otherwise, except in the case of Shares Transferred in connection with the payment of taxes. Notwithstanding any Transfer of any of the Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, this Agreement and the obligations hereunder shall not attach to any Shares that are Transferred, and shall not be binding upon any person to whom legal or beneficial ownership of any of the Shares shall pass, in any Transfer effected by Shareholder pursuant to the last sentence of Section 2 of this Agreement.

                  (c) Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Section shall be void.

                  (d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or telefacsimile, or (iii) on the date of confirmation of receipt (or,

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the first business day following such receipt if the date is not a business day)
if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

                           (i)      If to Shareholder, to:

                           MacTarnahan Portland Brewing Company Voting Trust 11416 SW Lynnridge Avenue
                           Portland, OR  97225

                           with copies to:

                           Robin B. Parisi
                           Parisi & Parisi PC
                           1630 SW Morrison Ste. 100
                           Portland, OR  97205
                           Fax: (503) 721-2300

                           (ii)     if to PBC, to:

                           Portland Brewing Company
                           2730 NW 31st Avenue
                           Portland, OR  97210
                           Attention: Chief Executive Officer and President Fax No.: (503)

                           with copies to:

                           Schwabe, Williamson & Wyatt
                           1211 SW Fifth Avenue, Suites 1600-1900
                           Portland, OR  97204
                           Attention: Carmen M. Calzacorta
                           Fax No.: (503) 796-2900

                           (iii)    if to Pyramid, to:

                           Pyramid Breweries Inc.
                           91 South Royal Brougham Way
                           Seattle, WA 98134
                           Attention: Chief Financial Officer
                           Fax No.: (206) 682-8420

                           (iv)     with a copy to:

                           Perkins Coie LLP
                           1201 Third Avenue, Suite 4800
                           Seattle, WA 98101-3099
                           Attention: Eric A. DeJong
                           Fax No.: (206) 359-9000

                  (f) Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

                  (g) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (h) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of parties irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the courts of the State of Washington, and each of parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. The parties hereby agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 6(e) hereof or in such other manner as may be permitted by applicable law, shall be valid and sufficient service thereof.

                  (i)      Other Remedies; Specific Performance.

                           (i)      Other Remedies. Except as otherwise provided
herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

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                           (ii)     Specific Performance. It is accordingly
agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                  (j) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PYRAMID, ACQUISITION SUBSIDIARY, SHAREHOLDER AND PBC IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                  (k) Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                  (l) Further Assurances. At the request of any party to another party or parties to this Agreement, such other party or parties shall execute and deliver such instruments or documents to evidence or further effectuate (but not to enlarge) the respective rights and obligations of the parties and to evidence and effectuate any termination of this Agreement.

                  (m) Public Disclosure. Shareholder shall not issue any statement or communication to any third party regarding the subject matter of the Asset Purchase Agreement or the transactions contemplated thereby, including, if applicable, the termination of the Asset Purchase Agreement and the reasons therefor, without the prior written consent of Pyramid or Acquisition Subsidiary.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have executed, or caused this Agreement to be executed by a duly authorized officer, as of the date first written above.

                                PYRAMID BREWERIES INC.

                                By: /s/ R. Martin Kelly
                                    Name: R. Martin Kelly
                                    Title: President and Chief Executive Officer

ACKNOWLEDGED AND AGREED TO (with respect to Section 8):

PORTLAND BREWING COMPANY

By: /s/ Jerome M. Chicvara
    Name: Jerome M. Chicvara
    Title: CEO

                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                    SHAREHOLDER

                                    MACTARNAHAN PORTLAND BREWING
                                    COMPANY VOTING TRUST

                                    By: /s/ R. M. MacTarnahan
                                        Name: Robert M. MacTarnahan
                                        Title:

                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                    EXHIBIT A

         BENEFICIAL OWNERSHIP OF PORTLAND BREWING COMPANY CAPITAL STOCK

                                                                       Number of Shares of Common Stock
                                 No. of Shares of   No. of Shares of      Issuable Upon Exercise of
Shareholder's Name and Address    Series A Stock      Common Stock      Outstanding Options or Warrants
-------------------------------------------------------------------------------------------------------
MacTarnahan Portland
Brewing Company Voting
Trust                                 5,770            7,304,062                    12,000

                                    EXHIBIT B

                                IRREVOCABLE PROXY

         The undersigned Shareholder (the "SHAREHOLDER") of Portland Brewing Company, an Oregon corporation ("PBC"), hereby irrevocably (to the fullest extent permitted by law) appoints each of James K. Hilger and R. Martin Kelly of Pyramid (as defined below), as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of PBC that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of PBC issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES"), in accordance with the terms of this Proxy. The Shares beneficially owned by Shareholder as of the date of this Proxy are listed on the final page of this Proxy, along with the number(s) of the stock certificate(s) that represent such Shares. Upon Shareholder's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and Shareholder agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith (the "VOTING AGREEMENT") by and between Pyramid Breweries Inc., a Washington corporation ("PYRAMID"), PBC Acquisition, LLC, a Delaware limited liability company ("ACQUISITION SUBSIDIARY"), and the undersigned Shareholder of PBC, and is granted in consideration of Pyramid and Acquisition Subsidiary entering into that certain Asset Purchase Agreement of even date herewith (as it may hereafter be amended from time to time in accordance with the provisions thereof, the "ASSET PURCHASE AGREEMENT") by and among Pyramid, PBC and Acquisition Subsidiary. The Asset Purchase Agreement provides for the sale of the Assets (as such term is defined in the Asset Purchase Agreement) (the "SALE"). As used in this Proxy, the term "EXPIRATION DATE" shall mean the earlier to occur of (i) such date and time as the Asset Purchase Agreement shall have been validly terminated pursuant to its terms, or
(ii) such date and time as the Sale shall become effective in accordance with the terms and conditions set forth in the Asset Purchase Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by Shareholder, at any time prior to the Expiration Date, to act as Shareholder's attorney and proxy to vote all of the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to all of the Shares (including, without limitation, the power to execute and deliver written consents) at every annual or special meeting of shareholders of PBC (and at every adjournment or postponement thereof), and in every written consent in lieu of such meeting:

                  (a) in favor of the approval and adoption of the Asset Purchase Agreement and approval of the Sale;

                  (b) against the approval of any proposal that would result in a breach by PBC of the Asset Purchase Agreement; and

                  (c) against any proposal made in opposition to, or in competition with, consummation of the Sale and the other transactions contemplated by the Asset Purchase Agreement.

         The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided in clauses (a), (b) and (c) above. Shareholder may vote the Shares on all other matters. Notwithstanding anything in this Proxy to the contrary, if Shareholder is a director or officer of PBC, nothing contained in this Proxy shall prohibit such director or officer from acting in his/her capacity as such or from taking such action as a director or officer of PBC that may be required on the part of such person as a director or officer of PBC, including acting in compliance with the Asset Purchase Agreement.

         Any obligation of Shareholder hereunder shall be binding upon the successors and assigns of Shareholder.

         This Proxy shall terminate and be of no further force and effect, automatically upon the Expiration Date.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Shareholder has caused this Irrevocable Proxy to be duly executed as of the day and year first above written.

                                 SHAREHOLDER:

                                 MACTARNAHAN PORTLAND BREWING
                                 COMPANY VOTING TRUST

                                 Signature: /s/ R. M. MacTarnahan

                                 Name: Robert M. MacTarnahan

                                 Title:_________________________________________

                                 Address: 11416 SW Lynnridge Avenue
                                          Portland, OR  97225

                                 Facsimile No.:_________________________________

                                 Shares beneficially owned:

                                     5,770  Series A Stock

                                     7,304,062  Common Stock

                                     12,000 Common Stock issuable upon exercise of outstanding options or warrants

                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]